                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2002, in the Registration Statement on Form S-1 of Spatializer Audio Laboratories, Inc.


/s/ Farber & Hass LLP
Oxnard, California
July 29, 2002